UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-SC1)


                                   CWABS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    333-109272                  95-4596514
----------------------------       ------------              -------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ----------
   (Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.


DESCRIPTION OF THE MORTGAGE POOL*


         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2003-SC1.






















____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 28, 2003 and the Prospectus Supplement dated November 21, 2003 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-SC1.

MORTGAGE LOAN STATISTICS

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

                  MORTGAGE LOAN PROGRAMS FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                      PERCENT OF
                                          NUMBER      AGGREGATE       AGGREGATE
                                            OF        PRINCIPAL       PRINCIPAL
                                         MORTGAGE      BALANCE         BALANCE
LOAN PROGRAMS                              LOANS     OUTSTANDING     OUTSTANDING
--------------------------------------   --------    ------------    -----------
Fixed 15-Year.........................       23      $  1,040,971        0.49%
Fixed 20-Year.........................        2           130,499        0.06
Fixed 5-Year-2nd......................      170           928,549        0.43
Fixed 10-Year-2nd.....................      472         5,126,247        2.40
Fixed 15-Year-2nd.....................      742        24,309,935       11.39
Fixed 20-Year-2nd.....................    1,191        51,897,305       24.31
Fixed 30-Year-2nd.....................       92         3,844,606        1.80
Fixed 30-Year/15-Year Balloon.........        5           267,295        0.13
Fixed 30-Year/15-Year Balloon-2nd.....    2,666       125,901,585       58.97
Fixed 30-Year/20-Year Balloon-2nd.....        1            57,151        0.03
                                          -----      ------------      ------
         Total........................    5,364      $213,504,144      100.00%
                                          =====      ============      ======

                      MORTGAGE LOAN PRINCIPAL BALANCES FOR
                    THE MORTGAGE LOANS IN THE MORTGAGE POOL*

                                                                      PERCENT OF
                                             NUMBER    AGGREGATE      AGGREGATE
                                               OF      PRINCIPAL      PRINCIPAL
                                            MORTGAGE    BALANCE        BALANCE
RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES     LOANS   OUTSTANDING    OUTSTANDING
-----------------------------------------   --------  ------------   -----------
$0.01 to $25,000.........................     1,594   $ 23,652,859      11.08%
$25,000.01 to $50,000....................     2,273     82,147,998      38.48
$50,000.01 to $75,000....................     1,032     62,954,969      29.49
$75,000.01 to $100,000...................       364     31,445,890      14.73
$100,000.01 to $150,000..................        83      9,751,147       4.57
$150,000.01 to $200,000..................        13      2,354,499       1.10
$200,000.01 to $250,000..................         4        877,554       0.41
$300,000.01 to $350,000..................         1        319,228       0.15
                                              -----   ------------     ------
         Total...........................     5,364   $213,504,144     100.00%
                                              =====   ============     ======

____________

* The average Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately $39,803.

                      MORTGAGE RATES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                    NUMBER         AGGREGATE         AGGREGATE
                                      OF           PRINCIPAL         PRINCIPAL
                                   MORTGAGE         BALANCE           BALANCE
RANGE OF MORTGAGE RATES (%)          LOANS        OUTSTANDING       OUTSTANDING
---------------------------------  --------      ------------       ------------
 4.501 - 5.000...................       1        $     12,953           0.01%
 5.001 - 5.500...................       5             147,034           0.07
 5.501 - 6.000...................      51           1,691,942           0.79
 6.001 - 6.500...................     194           7,524,551           3.52
 6.501 - 7.000...................     270          11,253,283           5.27
 7.001 - 7.500...................     273          12,468,223           5.84
 7.501 - 8.000...................     399          18,102,516           8.48
 8.001 - 8.500...................     239          11,038,224           5.17
 8.501 - 9.000...................     382          17,805,741           8.34
 9.001 - 9.500...................     491          21,768,574          10.20
 9.501 - 10.000..................     833          38,190,689          17.89
10.001 - 10.500..................     318          14,044,634           6.58
10.501 - 11.000..................     418          18,121,962           8.49
11.001 - 11.500..................     264           8,742,777           4.09
11.501 - 12.000..................     416          11,387,904           5.33
12.001 - 12.500..................     332           6,071,786           2.84
12.501 - 13.000..................     303          10,107,216           4.73
13.001 - 13.500..................      55           1,613,713           0.76
13.501 - 14.000..................     107           3,325,383           1.56
14.001 - 14.500..................       2              11,157           0.01
14.501 - 15.000..................      11              73,882           0.03
                                    -----        ------------         ------
         Total...................   5,364        $213,504,144         100.00%
                                    =====        ============         ======

____________
* The weighted average Mortgage Rate of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 9.594% per annum.

            REMAINING TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                      PERCENT OF
                                        NUMBER        AGGREGATE       AGGREGATE
                                          OF          PRINCIPAL       PRINCIPAL
                                       MORTGAGE        BALANCE         BALANCE
REMAINING TERM (MONTHS)                  LOANS       OUTSTANDING     OUTSTANDING
---------------------------------      --------      ------------    -----------
  1 - 120........................          647       $  6,159,913        2.89%
121 - 180........................        3,435        151,552,216       70.98
181 - 300........................        1,192         51,999,743       24.36
301 - 360........................           90          3,792,271        1.78
                                         -----       ------------      ------
         Total...................        5,364       $213,504,144      100.00%
                                         =====       ============      ======

____________
* The weighted average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 191 months.

              COMBINED LOAN-TO-VALUE RATIOS FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                      PERCENT OF
                                             NUMBER     AGGREGATE     AGGREGATE
                                               OF       PRINCIPAL     PRINCIPAL
                                            MORTGAGE     BALANCE       BALANCE
RANGE OF COMBINED LOAN-TO-VALUE RATIOS (%)    LOANS    OUTSTANDING   OUTSTANDING
------------------------------------------  --------  ------------   -----------
Up to 50.00...............................      34    $  1,381,116      0.65%
50.01 - 55.00.............................       4         159,233      0.07
55.01 - 60.00.............................       6         227,711      0.11
60.01 - 65.00.............................       7         340,293      0.16
65.01 - 70.00.............................      19       1,375,580      0.64
70.01 - 75.00.............................      30       1,759,302      0.82
75.01 - 80.00.............................      65       3,109,602      1.46
80.01 - 85.00.............................     131       3,530,394      1.65
85.01 - 90.00.............................     718      27,331,794     12.80
90.01 - 95.00.............................   1,574      51,890,118     24.30
95.01 - 100.00............................   2,776     122,399,000     57.33
                                             -----    ------------    ------
         Total............................   5,364    $213,504,144    100.00%
                                             =====    ============    ======

__________
* The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 95.66%.

               STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR
                       MORTGAGE LOANS IN THE MORTGAGE POOL

                                                                      PERCENT OF
                                                      AGGREGATE       AGGREGATE
                                      NUMBER OF       PRINCIPAL       PRINCIPAL
                                       MORTGAGE        BALANCE         BALANCE
              STATE                     LOANS        OUTSTANDING     OUTSTANDING
--------------------------------     ----------      ------------    -----------
Alabama.........................           7         $    187,267        0.09%
Arizona.........................         170            5,206,673        2.44
Arkansas........................           8              154,486        0.07
California......................       2,062          104,561,943       48.97
Colorado........................         128            4,664,204        2.18
Connecticut ....................          73            2,167,265        1.02
Delaware .......................           7              173,079        0.08
District of Columbia............          18              887,339        0.42
Florida.........................         375            9,339,212        4.37
Georgia.........................         109            3,692,419        1.73
Hawaii..........................          30            1,187,703        0.56
Idaho...........................          54            1,252,772        0.59
Illinois........................         237            7,132,616        3.34
Indiana.........................          33              836,165        0.39
Iowa............................          22              538,801        0.25
Kansas..........................          20              559,180        0.26
Kentucky........................          16              439,401        0.21
Louisiana.......................          10              315,014        0.15
Maine...........................           5              105,992        0.05
Maryland........................         244            9,663,575        4.53
Massachusetts...................          96            4,269,442        2.00
Michigan........................          64            2,145,429        1.00
Minnesota.......................         103            3,534,938        1.66
Mississippi.....................           2               61,645        0.03
Missouri........................          48            1,134,552        0.53
Montana.........................           6              132,264        0.06
Nebraska........................           9              211,566        0.10
Nevada..........................         100            3,626,607        1.70
New Hampshire...................          20              738,816        0.35
New Jersey......................         120            4,948,385        2.32
New Mexico .....................           6              195,897        0.09
New York........................         132            6,459,028        3.03
North Carolina..................          87            2,430,524        1.14
North Dakota....................           7              191,371        0.09
Ohio............................          51            1,514,629        0.71
Oklahoma........................          15              418,886        0.20
Oregon..........................         104            3,277,134        1.53
Pennsylvania....................          82            2,624,995        1.23
Rhode Island....................          18              531,148        0.25
South Carolina..................          28              842,064        0.39
South Dakota ...................           3              134,933        0.06
Tennessee.......................          62            1,550,471        0.73
Texas...........................          88            2,369,575        1.11
Utah............................          49            1,561,902        0.73
Vermont ........................           3               44,024        0.02
Virginia........................         210            8,342,920        3.91
Washington......................         169            5,820,845        2.73
West Virginia ..................           6              138,753        0.06
Wisconsin.......................          47            1,157,552        0.54
Wyoming ........................           1               28,743        0.01
                                       -----         ------------      ------
         Total..................       5,364         $213,504,144      100.00%
                                       =====         ============      ======

               CREDIT BUREAU RISK SCORES(1) FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                      PERCENT OF
                                        NUMBER       AGGREGATE        AGGREGATE
                                          OF         PRINCIPAL        PRINCIPAL
                                       MORTGAGE       BALANCE          BALANCE
CREDIT BUREAU RISK SCORES               LOANS       OUTSTANDING      OUTSTANDING
----------------------------------     --------    ------------      -----------
801 - 820 ........................         23      $    943,732          0.44%
781 - 800.........................        152         6,135,128          2.87
761 - 780 ........................        307        12,867,869          6.03
741 - 760 ........................        362        17,314,516          8.11
721 - 740 ........................        441        20,209,557          9.47
701 - 720 ........................        496        21,777,051         10.20
681 - 700 ........................        547        23,625,097         11.07
661 - 680 ........................        595        24,865,851         11.65
641 - 660 ........................        755        28,941,853         13.56
621 - 640 ........................        760        29,949,504         14.03
601 - 620 ........................        293         8,011,504          3.75
581 - 600 ........................        592        17,734,331          8.31
561 - 580.........................         41         1,128,151          0.53
                                        -----      ------------        ------
         Total....................      5,364      $213,504,144        100.00%
                                        =====      ============        ======

______________________
(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans in the Mortgage Pool were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.
* The weighted average Credit Bureau Risk Score of the Mortgage Loans in the Mortgage Pool was approximately 681.

              TYPES OF MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                     PERCENT OF
                                                      AGGREGATE       AGGREGATE
                                      NUMBER OF       PRINCIPAL       PRINCIPAL
                                       MORTGAGE        BALANCE         BALANCE
PROPERTY TYPE                           LOANS        OUTSTANDING     OUTSTANDING
--------------------------------      ---------     ------------     -----------
Single-Family Detached..........        2,697       $ 98,076,087        45.94%
Single-Family Residence.........        1,109         51,139,082        23.95
Planned Unit Development........          644         30,386,540        14.23
Condominium.....................          560         20,652,136         9.67
Two-Family Residence............          196          6,881,821         3.22
Four-Family Residence...........           70          3,150,535         1.48
Three-Family Residence..........           39          1,374,639         0.64
PUD Attached....................           21            881,012         0.41
Townhouse.......................           14            446,237         0.21
Single-Family Attached..........           10            367,329         0.17
High Rise Condominium...........            2            136,723         0.06
Manufactured Housing............            2             12,004         0.01
                                        -----       ------------       ------
         Total..................        5,364       $213,504,144       100.00%
                                        =====       ============       ======



                     OCCUPANCY TYPES FOR THE MORTGAGE LOANS
                             IN THE MORTGAGE POOL(1)


                                                                     PERCENT OF
                                                     AGGREGATE        AGGREGATE
                                       NUMBER OF     PRINCIPAL        PRINCIPAL
                                        MORTGAGE      BALANCE          BALANCE
OCCUPANCY                                LOANS      OUTSTANDING      OUTSTANDING
-----------------------------------    ---------    ------------     -----------
Owner Occupied.....................      5,048      $207,451,736        97.17%
Non-Owner Occupied.................        289         5,350,586         2.51
Second Home........................         27           701,822         0.33
                                         -----      ------------       ------
         Total.....................      5,364      $213,504,144       100.00%
                                         =====      ============       ======
___________________
(1) Based on representations by the Mortgagors at the time of origination of the Mortgage Loans in the Mortgage Pool.

                      LOAN PURPOSES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                     PERCENT OF
                                                    AGGREGATE         AGGREGATE
                                      NUMBER OF     PRINCIPAL         PRINCIPAL
                                       MORTGAGE      BALANCE           BALANCE
LOAN PURPOSE                            LOANS      OUTSTANDING       OUTSTANDING
----------------------------------    ---------    ------------      -----------
Purchase..........................      3,816      $153,312,308          71.81%
Refinance - Cash Out..............      1,210        47,720,624          22.35
Refinance - Rate/Term.............        338        12,471,211           5.84
                                        -----      ------------         ------
         Total....................      5,364      $213,504,144         100.00%
                                        =====      ============         ======



                 CREDIT GRADE CATEGORIES FOR THE MORTGAGE LOANS
                             IN THE MORTGAGE POOL(1)

                                                                     PERCENT OF
                                                      AGGREGATE       AGGREGATE
                                       NUMBER OF      PRINCIPAL       PRINCIPAL
                                        MORTGAGE       BALANCE         BALANCE
CREDIT GRADE CATEGORY                    LOANS       OUTSTANDING     OUTSTANDING
----------------------------------    ----------    ------------     -----------
A.................................       4,710      $193,238,773        90.51%
A- ...............................         649        20,048,025         9.39
B.................................           4           172,051         0.08
C.................................           1            45,295         0.02
                                         -----      ------------       ------
         Total....................       5,364      $213,504,144       100.00%
                                         =====      ============       ======

(1) Although the Mortgage Loans in the Mortgage Pool were originated by various originators under differing underwriting guidelines, the Mortgage Loans in The Mortgage Pool loosely correspond to the Countrywide Home Loans credit grades shown in this table. See "--Underwriting Standards" in the Prospectus Supplement dated November 21, 2003 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-SC1.



                  LOAN DOCUMENTATION TYPE OF THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                     PERCENT OF
                                                       AGGREGATE      AGGREGATE
                                        NUMBER OF      PRINCIPAL      PRINCIPAL
                                         MORTGAGE       BALANCE        BALANCE
DOCUMENT TYPE                             LOANS       OUTSTANDING    OUTSTANDING
----------------------------------      ---------    ------------    -----------
Full Documentation................        3,463      $126,525,222        59.26%
Stated............................        1,218        55,795,966        26.13
Reduced Documentation.............          553        26,722,315        12.52
Alternative Documentation.........           59         2,674,232         1.25
Simple............................           70         1,776,508         0.83
Streamlined Documentation.........            1             9,901         0.00
                                          -----      ------------       ------
         Total....................        5,364      $213,504,144       100.00%
                                          =====      ============       ======

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     CWABS, INC.


                                                     By: /s/ Celia Coulter
                                                         ------------------
                                                     Name:   Celia Coulter
                                                     Title:  Vice President


Dated: December 10, 2003


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